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                                                                    Exhibit 10.7

                          MICROSTRATEGY INCORPORATED


                           1997 DIRECTOR OPTION PLAN



     1.   Purposes of the Plan.  The purposes of this 1997 Director Option Plan
          --------------------
are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be nonstatutory stock options.

     2.   Definitions.  As used herein, the following definitions shall apply:
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          (a) "Board" means the Board of Directors of the Company.
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          (b) "Code" means the Internal Revenue Code of 1986, as amended.
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          (c) "Common Stock" means the Common Stock of the Company.
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          (d) "Company" means Microstrategy Incorporated, a Delaware
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corporation.

          (e) "Director" means a member of the Board.
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          (f) "Employee" means any person, including officers and Directors,
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employed by the Company or any Parent or Subsidiary of the Company.  The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (g) "Exchange Act" means the Securities Exchange Act of 1934, as
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amended.

          (h) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;
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               (iii) In the absence of an established market for the Common
Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (i)  "Inside Director" means a Director who is an Employee.
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          (j)  "Option" means a stock option granted pursuant to the Plan.
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          (k)  "Optioned Stock" means the Common Stock subject to an Option.
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          (l)  "Optionee"  means a Director who holds an Option.
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          (m)  "Outside Director" means a Director who is not an Employee.
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          (n)  "Parent" means a "parent corporation," whether now or hereafter
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existing, as defined in Section 424(e) of the Code.

          (o)  "Plan" means this 1997 Director Option Plan.
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          (p)  "Share" means a share of the Common Stock, as adjusted in
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accordance with Section 10 of the Plan.

          (q)  "Subsidiary" means a "subsidiary corporation," whether now or
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hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 10 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 200,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   Administration and Grants of Options under the Plan.
          ---------------------------------------------------

          (a) Procedure for Grants.  The provisions set forth in this Section
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4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

              (i) No person shall have any discretion to select which Outside Directors

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shall be granted Options or to determine the number of Shares to be covered by
Options granted to Outside Directors.



          (ii) Each Outside Director shall be automatically granted an Option to purchase 45,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

          (iii) Each Outside Director shall be granted an Option to purchase 5,000 Shares (a "Subsequent Option") each year on the date of the annual stockholders' meeting provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

          (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

          (v) The terms of a First Option granted hereunder shall be as follows:

                 (A) the term of the First Option shall be ten (10) years.

                 (B) the First Option shall vest and become exercisable only pursuant to the terms of the Director Option Agreement evidencing such First Option, except as set forth in Sections 8 and 10 hereof.

                 (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option. In the event that the date of grant of the First Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the First Option.

                 (D) subject to Section 10 hereof, the First Option shall become vested as to twenty percent (20%) of the Shares subject to the First Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

          (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                 (A) the term of the Subsequent Option shall be ten (10) years.

                 (B) the Subsequent Option shall vest and become exercisable only

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pursuant to the terms of the Director Option Agreement evidencing such
Subsequent Option, except as set forth in Sections 8 and 10 hereof.


                 (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option. In the event that the date of grant of the Subsequent Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Subsequent Option.

                 (D) subject to Section 10 hereof, the Subsequent Option shall vest as to one hundred percent (100%) of the Shares subject to the Subsequent Option on the fifth anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such date.

          (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5.   Eligibility.  Options may be granted only to Outside Directors.  All
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Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

     7.   Form of Consideration.  The consideration to be paid for the Shares to
          ---------------------
be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.


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     8.   Exercise of Option.
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          (a) Procedure for Exercise; Rights as a Shareholder. Any Option
              -----------------------------------------------
granted hereunder shall vest and become exercisable at such times as are set forth in Section 4 hereof and pursuant to the Director Option Agreement; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

          An Option may not be exercised for a fraction of a Share.

          If otherwise exercisable, an Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Rule 16b-3.  Options granted to Outside Directors must comply with
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the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

          (c) Termination of Continuous Status as a Director.  Subject to
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Section 10 hereof, in the event an Optionee's status as a Director terminates other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee shall retain any vested portion of this Option (determined in accordance with the terms of the Director Option Agreement) and the Optionee (or his or her legal representative, as applicable) may exercise his or her Option, but only pursuant to the terms of the Director Option Agreement. To the extent that the Option was not vested on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified pursuant to the Director Option Agreement, the Option shall terminate.

          (d) Disability of Optionee.  In the event Optionee's status as a
              ----------------------
Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the

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Optionee shall retain any vested portion of his or her Option (determined in accordance with the terms of the Director Option Agreement) and the Optionee (or his legal representative, as applicable) may exercise his or her Option, but only pursuant to the terms of the applicable Director Option Agreement. To the extent that the Option was not vested on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified pursuant to the Director Option Agreement, the Option shall terminate.

          (e) Death of Optionee.  In the event of an Optionee's death, the
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Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance shall retain the vested portion of the Option (determined in accordance with the terms of the Director Option Agreement) and may exercise the Option, but only in accordance with the terms of the Director Option Agreement (but in no event later than the expiration of its ten (10) year term). To the extent that the Option was not vested on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified in the Director Option Agreement, the Option shall terminate.

     9.   Non-Transferability of Options. No Option may be sold, pledged,
          ------------------------------
assigned or transferred in any manner other than by a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder ("QDRO") or by will or the laws of descent and distribution unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed; provided, however, an Optionee may transfer an Option to a Permitted Transferee (as defined below) to the extent permitted by any applicable law or regulations and subject to the following terms and conditions:

          (a) An Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by a QDRO or by will or the laws of descent and distribution.

          (b) Any Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Option as applicable to the original holder (other than the ability to further transfer the Option).

          (c) The Optionee and the Permitted Transferee shall execute any and all documents reasonably requested by the Board, including without limitation documents to (i) confirm the status of the transferee as a Permitted Transferee,
(ii) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (iii) evidence the transfer.

          (d) Shares of Common Stock acquired by a Permitted Transferee through exercise of an Option have not been registered under the Securities Act of 1933, as amended, or any state securities act and may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such shares of Common Stock for any purpose, unless a registration statement under the Securities Act of 1933, as amended, and any applicable state securities act with respect to such shares shall then be in

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effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the Company.

          As used in this Section 9, "Permitted Transferee" shall mean (i) one or more of the following family members of an Optionee: spouse, former spouse, child (whether natural or adopted), stepchild, any other lineal descendant of the Optionee, (ii) a trust, partnership or other entity established and existing for the sole benefit of, or under the sole control of the Optionee or one or more of the above family members of the Optionee, or (iii) any other transferee specifically approved by the Board after taking into account any state or federal tax or securities laws applicable to transferable Options.

          No interest or right therein shall be liable for the debts, contracts or engagements of the holder thereof or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding provisions of this Section 9. Except as specifically provided in this Section 9, an Option shall be exercised during the Optionee's lifetime only by the Optionee or his guardian or legal representative.

     10.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or
          ------------------------------------------------------------------
          Asset Sale.
          ----------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale.  In the event of a merger of the Company
              --------------------
with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or


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

Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(c) through (e) above.

          If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

          For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

     11.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  Except as set forth in Section 4, the
              -------------------------
Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination.  Any such amendment or
              ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date determined in accordance with Section 4 hereof.

     13.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15.  Option Agreement.  Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

     16.  Stockholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.


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